EXHIBIT 32

                                  Certification

                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
               Section 1350, Chapter 63 of Title 18, United States
                                      Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of GWL&A Financial Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-K/A for the year ended December 31, 2003 (the "Form 10-K/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:          October 26, 2004           /s/ William T. McCallum
                                           -----------------------
                                           William T. McCallum
                                           President and Chief Executive Officer



Dated:          October 26, 2004           /s/ Mitchell T.G. Graye
                                           -----------------------
                                           Mitchell T.G. Graye
                                           Executive Vice President
                                           and Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K/A or as a separate disclosure document.